Exhibit 99.13

              LOAN AND SECURITY AGREEMENT


THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of the 29th day of September, by and between PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation, with a mailing address for the purposes hereof at 10 Betnr Industrial Drive, Pittsfield, Massachusetts 01201 (the "Borrower") and BERKSHIRE BANK, a Massachusetts banking corporation with its principal office and place of business at 24 North Street, P. O. Box 1308, Pittsfield, Massachusetts 01202 ("Lender").

                   W I T N E S S E T H:

FOR CONSIDERATION PAID and to secure payment of that certain loan in the form of a line of credit facility (the "Loan") from the Lender to the Borrower evidenced by that certain promissory note of even date herewith between Borrower, as Maker, and Lender, as Payee (the "Note") in the original principal amount of ONE MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,900,000.00) and SUBJECT TO THE REVOLVING CREDIT AGREEMENT TERMS ON EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF and to secure the full performance by the Borrower of the terms and conditions herein and in the Note together with any and all other obligations and liabilities of the Borrower to the Lender including, but not limited to, any future advances which may be made by the Lender to the Borrower, with interest thereon and with the provisions for payment of principal and interest as provided in the Note, and to secure payment of any other value extended to Borrower from time to time by the Lender including, but not limited to, reasonable expenses incurred by the Lender in the protection, enforcement, collection, realization or disposition of the Collateral, as hereinafter defined, the Borrower hereby grants to the Lender a first priority security interest in and to all of the Collateral (defined below), except Equipment (defined below), and a second priority security interest in and to the Equipment;

PROVIDED THAT if the Borrower shall well and truly pay the Indebtedness, as hereinafter defined, in accordance with the terms of the Note or any renewal, modification or extension thereof, and shall also pay, when due, all other indebtedness of the Borrower to the Lender existing at any time prior to the full payment, satisfaction and discharge hereof, and shall well and truly perform and observe all covenants, agreements, obligations and conditions on the Borrower's part to be performed or observed herein and in the Note, then this Agreement shall cease, determine and be void; otherwise this Agreement shall remain in full force and effect for all purposes.

1. Definitions. Borrower and Lender agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms:

(a) "Accounts Receivable" shall mean and include all rights to payment created by accounts, accounts receivable, documents, instruments, chattel paper, general intangibles, patents, royalties, deposit accounts, notes, drafts, acceptances, and other forms of obligations and rights to payment of money now due or to become due under contracts now existing or hereafter made by the Borrower.

(b) "Collateral" shall mean and include the following property of the Borrower, whether now owned or hereafter acquired: all Inventory and Accounts Receivable (each as defined herein), now in existence or hereafter created, and all replacements thereof, additions and accessions thereto, substitutions therefor, and all proceeds and products from the sale, exchange or other disposition of the foregoing.

(c) "Indebtedness" shall mean (i) the outstanding principal balance of the Note together with the interest thereon as provided in the Note and (ii) all other amounts, payments and other consideration due on account of the Note and/or this Agreement or the other Loan Documents, as hereinafter defined.

(d) "Interest Rate" shall mean the Interest Rate as defined in the Note.

(e) "Inventory" shall mean all goods, merchandise, materials, raw materials, work-in-progress, supplies, finished goods now owned or hereafter acquired by the Borrower or used or consumed in the Borrower's business.

(f) "Loan Documents" shall mean this Agreement, the Note, Uniform Commercial Code Financing Statements issued by Borrower of even date herewith, a second mortgage and security agreement from the Borrower to the Lender of even date herewith, the assignment of rents and leases from the Borrower to the Lender of even date herewith, the absolute, unconditional, irrevocable guaranty of repayment of the Loan from United Shields Corporation (the "Guarantor") to the Lender of even date herewith, together with all other documentation collateral thereto or which may now or hereafter be given to the Lender by Borrower evidencing, securing or further securing the Loan, it being understood that to the extent that any of the terms of the Commitment Letter are in conflict with the terms of this Agreement, the terms of this Agreement shall prevail.

(g) "Obligations" shall mean any of the covenants, promises and other obligations made or owing by the Borrower to or due to the Lender pursuant to or as otherwise set forth herein or in the Note or in any other documents, instruments or agreements to which Borrower is a party or to which Borrower is bound.

(h) "UCC" shall mean the Uniform Commercial Code as adopted and amended from time to time by the Commonwealth of Massachusetts.

2. Representations and Warranties. Borrower warrants and represents to the Lender that (i) Borrower will pay the Indebtedness in the manner described in the Note or in any modification, renewal or extension, supplementation or replacement thereof, (ii) the Loan Documents have been duly authorized, executed and delivered by and on behalf of the Borrower and the Guarantor, (iii) each of the Borrower and the Guarantor is duly existing and in good standing with all power, authority, and legal right to engage in the transactions contemplated by the Loan Documents, (iv) the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby will not conflict with or result in a breach of the terms of any agreement to which the Borrower or the Guarantor is a party and will not conflict with any law or order of any court, agency or other governmental body, (v) there are no actions, suits or proceedings pending, or, to the knowledge of the Borrower, threatened before any court, any agency or any other governmental body which could adversely affect the Collateral, Borrower, Guarantor, or the Borrower's or Guarantor's ability to pay the Indebtedness and/or perform the Obligations in accordance with the terms of the Loan Documents, (vi) the Collateral is free from defects, (vii) the Borrower's title to the Collateral is good and marketable, free from defects, liens or encumbrances, except the lien created by this Agreement, and such defects, liens or encumbrances approved by Lender, if any, and listed on Exhibit B attached hereto and made a part hereof for all purposes (the "Permitted Encumbrances"), (viii) the Borrower's name set forth above is the Borrower's correct legal name and the Borrower has no other trade name, and the Borrower will not change its legal, trade, or style name without Lender's prior written consent, (ix) neither the financial statements or any other document furnished by the Borrower or the Guarantor to the Lender in connection with the transaction contemplated by the Loan Documents contain any untrue statement of a material fact or omit to state a material fact necessary to prevent the statements contained therein from being misleading, and (x) there is no fact known to the Borrower which materially adversely affects, nor, so far as the Borrower can reasonably foresee, will materially adversely affect the Borrower's or Guarantor's business, business prospects, financial condition, operations or properties or the Borrower's or Guarantor's ability to pay the Indebtedness and/or perform the Obligations in accordance with the terms of the Loan Documents.

3. UCC Representations. The Borrower warrants that its principal place of business in Massachusetts is at 10 Betnr Industrial Drive, Pittsfield, Massachusetts. The Borrower agrees to maintain complete and accurate records listing and describing the Collateral and the location of the Collateral and to deliver such records to the Lender upon request of the Lender.

4. Affirmative Covenants. Until the Loan is paid in full, the Borrower shall: (a) keep the Collateral in good order and condition, damage from casualty expressly not excepted; (b) pay promptly when due all taxes and assessments of whatever nature imposed upon the Collateral; (c) maintain insurance at all times with respect to the Collateral against such risks, in such amounts, in such form and written by such companies as the Lender may require, naming the Lender and its successors and assigns, as their interests may appear, as additional insureds and providing for twenty (20) days prior notice of cancellation or amendment to the Lender; (d) deliver all insurance policies covering the Collateral or certificates evidencing appropriate insurance coverages to the Lender on the closing date of the transaction contemplated by the Loan Documents; (e) maintain all of Borrower's depository accounts with the Lender; (f) reimburse Lender for all fees and expenses for filing all financing statements and continuation statements (and any other necessary filings) relating thereto; and (g) at all times maintain a debt service coverage ratio of 1.25 times, a current ratio of 1.1 and a quick ratio of
 .6. As used herein: (a) "debt service coverage ratio" shall mean the sum of net income, depreciation, amortization and interest expenses divided by the total maximum debt service and capital lease requirements, (b) "current ratio" shall mean the sum of cash, cash equivalents, accounts receivable and inventory divided by total current liabilities, and (c) "quick ratio" shall mean the sum of cash and accounts receivable divided by total current liabilities. All such ratios shall be determined in accordance with Generally Accepted Accounting Principals, or so-called "GAAP" (except that in determining "current ratio" only cash, cash equivalents, accounts receivable and inventory shall be counted as current assets.

5. Negative Covenants. Until the Loan is paid in full, the Borrower shall not: (a) directly or indirectly, create, incur, assume, or suffer to exist any lien, charge, or encumbrance (except for Permitted Encumbrances) on or with respect to the whole or any part of the Collateral; (b) lease or lend any Collateral except in the ordinary course of Borrower's business without the express written consent of the Lender; (c) sell or otherwise transfer the Collateral outside the ordinary course of Borrower's business and/or for sums less than the cost thereof without the written consent of the Lender; (d) merge or consolidate with or into any other company or corporation; (e) permit or suffer anything to be done which shall have the effect of materially impairing the value of the security given by the Borrower to the Lender for the Loan; (f) become a guarantor, surety or otherwise liable for the debts or other obligations of any other person or entity, except as an endorser of instruments for the payment of money deposited to a bank account for collection in the ordinary course of business; (g) incur any additional debt without the prior written consent of the Lender, it being understood that trade debt incurred in the ordinary course of business shall be permitted, or (h) make any payment, loan or transfer to the Guarantor or any other Affiliate (as defined in paragraph 1.02N of Exhibit A attached hereto), except for the payment of a monthly management fee to United Shields Corporation not to exceed six percent (6%) of gross monthly revenues; however, notwithstanding the foregoing, if an Event of Default shall occur, the management payment shall be deferred until and if the Event of Default is cured.

6. Inspection of Collateral and Books and Records. The Borrower agrees that the Lender or its agents or representatives, may, at reasonable times, enter upon the Borrower's premises and inspect the condition of the Collateral. Borrower agrees that the Lender or its agents or representatives may, at reasonable times, inspect the logs and books and records of the Borrower with respect to all Inventory, and the books and records of the Borrower's business, and Borrower shall allow the Lender, its agents or representatives to make copies thereof and extracts therefrom, but the Lender shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making such inspection. Borrower shall keep complete and accurate books and records with respect to the Collateral and the operation of the Borrower's business and such books and records shall be in form and substance satisfactory to the Lender.

7. Casualty and Condemnation Award.

(a) Notice to Lender. In the case of any act or occurrence of any kind or nature which results in damage, loss or destruction to the Collateral ("Casualty"), or commencement of any proceedings or actions which might result in a condemnation or other taking for public or private use of the Collateral or which relates to injury, damage, benefit or betterment thereto ("Taking"), Borrower shall promptly notify Lender describing the nature and the extent of the Taking or the Casualty, as the case may be. Borrower shall promptly furnish to Lender copies of all notices, pleadings, determinations and other papers in any such proceedings or negotiations.

(b) Repair and Replacement. In case of a Casualty or Taking, Borrower shall promptly (at Borrower's sole cost and expense and regardless of whether the Insurance Proceeds or the Taking Proceeds, if any, shall be sufficient or made available to Lender for the purpose) restore, repair, replace and rebuild the Collateral as nearly as possible to its quality, utility value, condition, and character immediately prior to the Casualty or the Taking, as the case may be.

(c) Insurance Proceeds and Taking Proceeds.

(i) Collection. Borrower shall use its best efforts to collect the maximum amount of insurance proceeds payable on account of any Casualty ("Insurance Proceeds"), and the maximum award, payment or compensation payable on account of any Taking ("Taking Proceeds"). In case of a Casualty, Lender may, in its sole unfettered discretion, make proof of loss to the insurer, if not made promptly by Borrower. Borrower shall not settle or otherwise compromise any claim for Insurance Proceeds or Taking Proceeds without giving Lender notice thereof at least 10 days in advance.

(ii) Assignment to Lender. Borrower hereby assigns, sets over and transfers to Lender all Insurance Proceeds and Taking Proceeds and authorizes payment of such Insurance Proceeds and Taking Proceeds to be made directly to Lender. Lender shall apply the Insurance Proceeds and Taking Proceeds first to pay all reasonable expenses incurred by Lender in connection with the Casualty or Taking, including, without limitation, attorney's fees and title fees. Unless Paragraph (d) regarding Insurance Proceeds applies, Lender may, in its sole unfettered discretion, apply the balance of such Insurance Proceeds or Taking Proceeds ("Net Proceeds") to either of the following, or any combination thereof:

(aa) payment of the Indebtedness, either in whole or in party, in any order determined by Lender in its sole unfettered discretion;

(bb) repair or replacement, either partly or entirely, of any part of the Collateral so destroyed, damaged or taken, in which case Lender may impose such terms, conditions and requirements for the disbursement of the Insurance Proceeds or the Taking Proceeds as it, in its sole unfettered discretion, deems advisable. Lender shall not be a trustee with respect to any Insurance Proceeds or Taking Proceeds, and may commingle Insurance Proceeds or Taking Proceeds with its funds without obligation to pay interest thereon.

If any portion of the Indebtedness shall thereafter be unpaid, Borrower shall not be excused from the payment thereof in accordance with the terms of the Loan Documents. Lender shall not, in any event or circumstance, be liable or responsible for failure to collect or exercise diligence in the collection of any Insurance Proceeds or Taking Proceeds.

(d) Disbursement of Insurance Proceeds to Borrower. Lender will disburse the Insurance Proceeds to Borrower provided: (i) there exists no Event of Default or occurrence or facts which with the passage of time, the giving of notice, or both, will be an Event of Default which remains uncured at any time before or during the Restoration; (ii) the Casualty does not occur within nine months of the Maturity Date; and (iii) the conditions in this Paragraph 7 are satisfied.

As to any loss or damage which Lender estimates can be repaired for less that 1/2 of 1% of the then Indebtedness, Lender shall disburse to Borrower from the Net Proceeds the amount which it determines is necessary to repair the damage, which amounts shall be used by Borrower to restore the damage to the property caused by the Casualty.

As to all other Casualties, Lender shall disburse the Net Proceeds related thereto to Borrower on the following terms and conditions:

(i) Prior to the first and each subsequent disbursement, Borrower shall give proof satisfactory to the Lender that:

(aa) Lender is holding a fund comprised of the Net Proceeds and, if necessary, additional deposits made by Borrower sufficient to restore the Collateral to its prior condition and use ("Restoration"), together with a fund comprised of Net Proceeds or funds deposited by Borrower, sufficient to pay operating expenses, Property Taxes and Charges, the monthly payments (as defined in the Note) and other so-called "carrying costs" of the property during the period of Restoration;

(bb)  there are no laws preventing Restoration of the Collateral.

Lender shall not be a trustee with respect to any Insurance Proceeds and may mingle Insurance Proceeds with its funds without obligation to pay interest thereon. Lender shall in no event be liable for the performance or observance of any covenant or condition arising under any lease in connection with the property nor obligated to take any action to restore the property.

8. Lender Right To Cure And Expenses. The Lender shall be entitled to, but not obligated to, cure any failure of the Borrower under the Loan Documents in the performance of the Obligations and to commence, intervene in or otherwise participate in any legal or equitable proceeding which, in the Lender's sole judgement, affects the Collateral or any rights or obligations created or secured by the Loan Documents. If the Lender shall become involved in any action or course of conduct with respect to the Loan Documents or the Collateral in order to cure any default of the Borrower under the Loan Documents or to protect its interest in the Collateral, the Borrower shall reimburse the Lender for all charges, costs and expenses incurred by the Lender in connection therewith, including, without limitation, reasonable attorneys' fees. Such charges, costs and expenses described above shall be payable by the Borrower upon demand of the Lender.

9. Events of Default. The Indebtedness shall become immediately due and payable by the Borrower, at the option of Lender, if any of the following events (each an "Event of Default") shall occur under any of the Loan Documents (including this agreement) and shall continue beyond applicable grace and cure periods contained therein, if any:

(a) Borrower fails to pay any interest or principal when due in accordance with the terms and conditions of the Note;

(b) breach of any other covenant, condition or agreement contained herein or in the Note or in any of the other Loan Documents remaining uncured for a period in excess of ten (10) days after Lender has provided Borrower with written notice of such breach, provided that in case of any breach which is susceptible to cure but cannot be cured within ten (10) days through the exercise of reasonable diligence, so long as the Borrower commences such cure within ten (10) days, such breach remains susceptible to cure, and the Borrower diligently pursues such cure, such breach shall not be deemed to create an Event of Default hereunder;

(c) failure of the Borrower to cause to be dismissed any proceeding against the Borrower, and, if applicable, any holder of a general partnership interest in the Borrower, any guarantor of any of the Borrower's obligations under the Loan Documents or any endorser of the Note (the Borrower, and, if applicable, any such general partner, guarantor or endorser hereinafter referred to as an "Obligor") under any law relating to bankruptcy, reorganization, insolvency or relief of debtors within ninety (90) days from the date upon which such proceeding is filed or instituted, or the filing or other institution of a proceeding by any Obligor under any such law;

(d) failure of an Obligor to cause to be dismissed a proceeding for the enforcement of a money judgement instituted against said Obligor within thirty (30) days from the date upon which such proceeding is filed and which materially affects the financial condition of Borrower or instituted unless such proceeding is contested in good faith by the Obligor and bonded or otherwise secured to Lender's satisfaction;

(e) the liquidation, termination, dissolution, merger, transfer of a controlling interest in, or a consolidation of, any Obligor which is not an individual, the insolvency of any Obligor or the inability of any Obligor to pay such Obligor's debts when due (notwithstanding the foregoing, a transfer in the ownership interest of an Obligor by William A. Frey for estate planning purposes shall not be an Event of Default hereunder or under any Loan Document so long as William A. Frey retains direct or indirect control over the ownership interest); and

(f) material inaccuracy of any statement, representation or warranty made by the Borrower to the Lender in the Loan Documents or in any instrument, document or statement hereafter submitted to the Lender by an Obligor and which results in any loss or damage to the Lender.

If an Event of Default shall occur and Borrower fails to cure such Event of Default within the applicable cure periods, then, at the option of the Lender, without any further notice to the Borrower, the Indebtedness, together with all other charges due under the Loan Documents shall be due and payable, and the Lender shall be entitled to exercise any and all of the rights and remedies provided for in the Loan Documents or available at law or in equity, including, but not limited to, all rights and remedies available to a secured party under the UCC. The Borrower shall, upon request of the Lender, assemble the Collateral not already in the Lender's possession and make it available to the Lender at a place to be designated by the Lender and reasonably convenient to both the Borrower and the Lender.

10. Application Of Deposits After Default. If the Borrower shall default in the performance or observance of any covenant or agreement under the Loan Documents and the Borrower fails to cure such Event of Default within the applicable cure period, the Lender may apply any deposit, payment or any sum due from the Lender to any Obligor toward the Indebtedness in such manner or order as the Lender, in the exercise of its sole discretion, shall determine, without first enforcing any other rights of the Lender against any Obligor or against the Collateral.

11. Separate Foreclosure Sales and Waiver of Marshalling. The Lender may sell the Collateral and any other security given by the Borrower for the payment of the Indebtedness and the performance of the Obligations in one lot or in parts or parcels. Such sales may be held from time to time by public or private sale and the power of sale herein given to the Lender shall not be fully executed until all of the Collateral and other security not previously sold shall have been sold. The Lender may apply the net proceeds of any sale, lease or other disposition of the Collateral to the payment of the Indebtedness and the performance of the Obligations in such manner and order as the Lender, in the exercise of its sole discretion, shall determine, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, selling, leasing or other disposition of the Collateral or in any way relating to the protection and/or enforcement of the rights of the Lender hereunder, including, but not limited to, reasonable
attorney's fees.   If the amount realized from such sale, lease or
other disposition of the Collateral is insufficient to satisfy and discharge the Indebtedness and other charges due and owing by Borrower to Lender, the Borrower shall remain liable to Lender for the payment of any such deficiency and interest shall accrue thereon, until paid, at the Default Rate, as defined in the Note. If surplus proceeds are realized from such a sale, lease, or other disposition of the Collateral, the Lender shall not be liable for any interest thereon pending distribution of such proceeds to the Borrower. Any separate items of property sold together for a single price may be accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds. The Borrower hereby waives the application of any doctrine of marshalling of assets.

The Borrower agrees that the requirement of the UCC with respect to personal property that a secured party give a debtor reasonable notice of any proposed sale or disposition of collateral shall be met if such notice is given to Borrower at least five (5) days before such time of sale or disposition. No such notice need be given by Lender with respect to collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

12. Collection of Accounts.   The Lender may communicate with
account debtors in order to verify the existence, amount and terms of any Accounts Receivable and to notify account debtors of the Lender's security interest in their Accounts Receivable. When requested by the Lender, the Borrower shall notify account debtors and indicate on all billings that payments are to be made directly to the Lender. The Lender may require that payments on Accounts Receivable be made directly to the Lender and the Lender shall have full power to collect, compromise, endorse, sell or otherwise deal with the Accounts Receivable or proceeds thereof and to perform the terms of any contract in order to create accounts in the Lender's name or in the name of the Borrower for the business conducted with respect to the Collateral.

13. Effect of Releases and Waivers. Any failure by Lender to insist upon the strict performance by Borrower of any of the Obligations shall not be deemed to be a waiver of the strict performance of any of the Obligations and Lender, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Borrower of any and all of the Obligations. Neither Borrower nor any other person or entity now or hereafter obligated for the payment of the whole or any part of the Indebtedness shall be relieved of such obligation by reason of
(i) the failure of Lender to comply with any request of Borrower, or of any other person or entity so obligated; (ii) the failure of Lender to take action in collection or protection of the Collateral or to otherwise enforce the performance of any of the Obligations; (iii) the release, regardless of consideration, of the whole or any part of the security held for the payment of the Indebtedness and the performance of the Obligations, or (iv) any agreement or stipulation between the Lender and any subsequent owner or owners of the equity of redemption in the Collateral modifying the covenants, terms and provisions of this Loan Agreement and of the Loan Documents without first having obtained the consent of Borrower or such other person or entity. In the last mentioned event, Borrower and all such other persons or entities shall continue to be liable to make such payments according to the terms and provisions of the Loan Documents, as amended, unless expressly released and discharged of record by Lender. Lender may release, regardless of consideration, any part of the security held for payment of the Indebtedness and the performance of the Obligations without, as to the remainder of the security, in any way impairing or affecting the lien created by this Agreement or the priority of such lien over any subordinate lien. Lender may resort for the payment of the Indebtedness and the performance of the Obligations to any other security therefor held by Lender, in such manner and order as Lender may elect.

14. WAIVER OF JURY TRIAL. THE BORROWER AND LENDER WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE INDEBTEDNESS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR THE RELATIONSHIP BETWEEN BORROWER AND LENDER AS BORROWER AND LENDER, OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE BORROWER AND LENDER.

15. Interest To Accrue. If the Indebtedness shall become due and payable because of an acceleration by the Lender of the Borrower's obligation to repay the Indebtedness caused by an Event of Default hereunder or if the Indebtedness shall mature and become due, then interest on the Indebtedness shall continue to accrue at the Default Rate, as defined in the Note, until paid in full.

16. No Set-Off, Counterclaim, etc. The Borrower's obligation to pay the Indebtedness shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation:

(a) Any set-off, counterclaim, recoupment, defense, or other right which the Borrower may have against the Lender or anyone else;

(b) Any defect in title, condition, design, fitness for use, or operation of, damage to, or loss or destruction of the Collateral, or any interruption or cessation in the use or possession thereof by the Borrower for any reason whatsoever;

(c) Any insolvency, bankruptcy, reorganization, or similar proceedings by or against the Borrower or any guarantor; or

(d) Any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

17. Remedies Cumulative. The rights and remedies afforded to Lender under the Loan Documents shall be cumulative and supplementary to and not exclusive of any other rights and remedies which the Lender may have at law or in equity.

18. Further Assurances. The Borrower agrees to execute and cause to be filed or recorded, and hereby appoints the Lender its duly authorized attorney-in-fact, which appointment is acknowledged by the parties hereto to be coupled with an interest, with full power of substitution and with authority to execute, file and record on behalf of the Borrower all instruments from time to time deemed by the Lender to be necessary or appropriate to evidence further the Indebtedness and/or the Obligations or to secure further to the Lender the security intended to be provided by this Agreement. Borrower shall pay, upon demand of the Lender, all costs, expenses and fees, including, without limitation, reasonable attorneys' fees, incurred as a result of the operation of this paragraph.

19. Statement of Amount Due. Borrower, within fifteen (15) days after receipt of a written request from the Lender, shall furnish a written statement duly acknowledged of the amount due on the Note to the Lender.

20. Notices. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addressee at the address for such party set forth herein, or such other address as each may designate in writing to the other. All notices given hereunder shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

21. Assignment by Lender. The Lender shall have the right at any time to assign any or all of its right, title, and interest in and to the Loan Documents and all or any part of the Collateral. Upon any such assignment, the Lender shall not be deemed the assignee's agent for any purpose and the Lender may deliver all or any part of the Collateral held by it to the assignee which shall thereupon become vested with all rights, powers, and privileges of the Lender in respect thereto, and the Lender shall thereupon be forever released and fully discharged from all liability and responsibility for the whole or any part of the Collateral transferred. With respect to any Collateral not transferred, Lender shall retain all powers and rights hereby given to Lender. This Agreement shall not be assignable by the Borrower without the prior written consent of the Lender.

22. Interpretation And Binding Effect. This Agreement and the other Loan Documents constitute the entire agreement between Borrower and Lender and, to the extent that any writings not signed by the Lender or oral statements at any time made or had by either party hereto are inconsistent with the provisions of this Agreement, the unsigned writings and oral statements shall be null and void and of no force or effect. The Loan Documents shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any provision of this Agreement shall be found unenforceable or invalid for any reason, such provision shall be deemed modified to the extent necessary to be enforceable or, if such modification is not practicable, such provision shall be deemed deleted from this Agreement without
otherwise affecting any other provision of this Agreement.   The
headings of sections and paragraphs shall be ignored in interpreting this Agreement. The word "Borrower", as used herein, means the Borrower named herein and also means any subsequent owner or owners of all or any part of the equity of redemption in the Collateral. All of the covenants and agreements of the Borrower herein contained shall be binding upon the Borrower, and (if applicable) its heirs, executors, administrators, successors and assigns and shall be joint and several if more than one person constitute the Borrower. The word "Lender", as used herein, means the Lender named herein and any subsequent holder or holders of one or both of the Note and this Agreement.

23. Year 2000 Compliance.  Borrower represents and warrants that
(a) Borrower has performed a formal assessment of the effect of year 2000 on Borrower's computer systems and business operations,
(b) Borrower has converted the assessment to a plan ("Year 2000 Compliance Plan") with budget and implementation dates, including a statement of awareness of the problem, an inventory checklist of equipment affected, and an assessment of complexity, remediation, validation, testing and implementation, (c) Borrower has sufficient resources to implement the Year 2000 Compliance Plan and (d) the Year 2000 Compliance Plan will be completed by December 31, 1999.

24. FINANCIAL INFORMATION.   Borrower will at all times keep
proper books of records and accounts in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender within 115 days after the end of each fiscal year a copy of the annual financial statements of Borrower relating to the prior fiscal year such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower for such fiscal year prepared on an audit level basis by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender by within 115 days after the end of each fiscal year a copy of the Guarantor's year-end form 10-KSB report (or such other similar report if such report shall no longer be prepared) and, from time to time, at the request of the Lender, such other financial information with respect to Borrower and the Guarantor as the Lender may reasonably request. In addition, the Borrower shall by the 30th day of each month deliver to the Lender, management prepared financial statements as of the last day of the previous month and by the 60th day after the end of a fiscal quarter each of the Guarantor's quarterly form 10-QSB (or such other similar report if such report shall no longer be prepared). All of the foregoing reports and financial statements will be signed by the chief financial officer of the Borrower and Guarantor, as the case may be, and certified to the Lender as being true and accurate.

If the Borrower shall fail to provide the financial statements, tax returns and other information as required by this paragraph
(i) (a "Financial Information Default"), then, in addition to all of Lender's other rights and remedies, at Lender's option commencing three days after written notice (the "Adjustment Date") of such Financial Information Default is sent by Lender to the Borrower, the Interest Rate shall be increased by one quarter of one percent (0.25%) per annum for the first thirty (30) days after the Adjustment Date, and the Interest Rate shall be increased by one quarter of one percent (0.25%) 30 days after the Adjustment Date and each 30 days thereafter, but in no event beyond the maximum interest rate permitted by applicable law. Such higher interest rates shall apply to the entire outstanding principal balance then due under this Note. Effective upon the curing of such Financial Information Default, as determined by the Lender in its sole and exclusive discretion, the Interest Rate shall revert to that set forth in Article I of this Note. Borrower acknowledges that such increase in the Interest Rate is intended to compensate Lender for the potentially higher credit risk and increased administrative costs associated with such failure to furnish timely financial statements, tax returns and other information.

25. Participation. Lender reserves the right to sell all or any portion of the Loan to any other party/ies and may deliver to such party/ies copies of all financial statements, agreements and other materials supplied to Lender by Borrower and Guarantor, subject however to such party/ies agreeing to be bound by the confidentiality agreement in then in force between the Lender, the Borrower and Guarantor.

IN WITNESS WHEREOF, Borrower has caused this instrument
 to be executed by William A. Frey, III, its duly authorized President and Treasurer, and Lender has caused this instrument to be executed by John R. Carmichael, III, its duly authorized Vice
President, and their corporate seals to be hereunto affixed as of the date first above written.

PITTSFIELD MOLD & TOOL, INC.



By: /s/ William A. Frey, III
William A. Frey, III, President and Treasurer


BERKSHIRE BANK


By: /s/ John R. Carmichael, III
John R. Carmichael, III, Vice President


COMMONWEALTH OF MASSACHUSETTS

BERKSHIRE, ss.                            September 29, 1999

Then personally appeared the above-named, who acknowledged the foregoing instrument to be the free act and deed of Pittsfield
Mold & Tool, Inc., before me,


/s/ Gerald A. Denmark
Gerald A. Denmark, Notary Public
My Commission Expires:  7/27/01

                                EXHIBIT B TO

                         LOAN AND SECURITY AGREEMENT

                            PERMITTED ENCUMBRANCES